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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         EUROWEB INTERNATIONAL CORP.
________________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

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3)  Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:*

 __________________________________________________________________________


4)  Proposed maximum aggregate value of transaction:

 __________________________________________________________________________


/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid: ____________________________________________

    2)  Form, Schedule or Registration No. _________________________________

    3)  Filing party: ______________________________________________________

    4)  Date filed: ________________________________________________________


 _________

*Set forth the amount on which the filing fee is calculated and state how it was determined.

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Dear Euroweb International Corp. Stockholder:

We have previously sent you proxy materials for the Special Meeting of Stockholders of Euroweb International Corp. The Stockholder Meeting has been adjourned until February 11, 2000. Your Euroweb International Corp. shares are registered in the name of your broker as the holder of record.

               YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS
              UNLESS YOU GIVE YOUR SPECIFIC VOTING INSTRUCTIONS!

   Please return the enclosed Voting Instructions Form as soon as possible, or use one of the following voting methods:

                      Available 24 Hours--7 Days a Week!

       VOTE BY TELEPHONE                         VOTE BY INTERNET

 Using a touch-tone telephone, call                Go to website:
 the toll-free number which appears              WWW.PROXYVOTE.COM
   on the top left corner on your
  enclosed Voting Instruction Form.
 Just follow these four easy steps:      Just follow these four easy steps:

1. Read the Euroweb International      1. Read the Euroweb International
   Corp. Proxy Statement and              Corp. Proxy Statement and
   enclosed Voting Instruction Form.      enclosed Voting Instruction Form.

2. Call the toll-free number located   2. Go to the website www.proxyvote.com.
   on the top left corner of your
   Voting Instruction Form.

3. Enter your 12-digit Control Number  3. Enter your 12-digit Control Number
   located on your Voting Instruction     located on your Voting Instruction
   Form.                                  Form.

4. Follow the simple recorded          4. Follow the simple instructions.
   instructions.


           If you vote by telephone or Internet, do not return your
                           Voting Instruction Form.

                           Thank you for your vote!